                                                                    EXHIBIT 10.4


                      AMENDMENT NO. 2 TO THE SECOND AMENDED
                  AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                            WINN LIMITED PARTNERSHIP



     This Amendment No. 2 (the "Amendment") to the Second Amended and Restated Agreement of Limited Partnership of WINN Limited Partnership dated July 11, 1997 (the "Partnership Agreement") is entered into as of December 31, 1997, by and among Winston Hotels, Inc. (the "General Partner") and the Limited Partners of WINN Limited Partnership (the "Partnership"). All capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Partnership Agreement.

      WHEREAS, the General Partner wishes to contribute to the Partnership the Hampton Inn hotel, 201 Asheville Avenue, Cary, North Carolina (the "Cary Hampton Inn") in exchange for 670,616 Partnership Units;

      WHEREAS, the Partnership wishes to acquire the Cary Hampton Inn in exchange for the issuance of such Partnership Units;

      WHEREAS, Section 4.02(c) of the Partnership Agreement provides that, upon the General Partner's contribution of the Cary Hampton Inn to the Partnership, the General Partner will be entitled to receive 585,400 Partnership Units;

      NOW, THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Partnership Agreement as follows:

     Section 1.     Amendment to Section 4.02(c).
                    -------------------------
      Section 4.02(c) is hereby amended by deleting the numerals "585,400" appearing in such section and substituting in lieu thereof the numerals "670,616".

     Section 2.     Contribution.
                    ------------
      The General Partner hereby contributes to the Partnership the Cary Hampton Inn.

     Section 3.     Issuance of Additional Partnership Units.
                    ----------------------------------------
     In consideration of the contribution to the Partnership made by the General Partner pursuant to Section 2 hereof, the Partnership hereby issues to the General Partner 670,616 Partnership Units.

     Section 4.     Amendment to Exhibit A.
                    ----------------------
      Exhibit A to the Partnership Agreement is hereby amended by substituting for the current version of such exhibit, a version in the form attached to this Amendment reflecting the issuance of the additional Partnership Units as provided in Section 3 hereof.

      IN WITNESS WHEREOF, the foregoing Amendment No. 2 to the Second Amendment and Restated Agreement of Limited Partnership Agreement of WINN Limited Partnership has been signed and delivered as of this 31st day of December, 1997, by the undersigned as General Partner of the Partnership.


                                   WINSTON HOTELS, INC.,
                                   as General Partner



                                 By: /s/ Brent V. West
                                     ------------------------------

                                 Title: Vice President, Controller
                                        ---------------------------

                                    EXHIBIT A
                                    ---------

                                December 31, 1997
             (reflecting issuance of additional Partnership Units to
              Winston Hotels, Inc. in exchange for contribution of
                   Hampton Inn hotel in Cary, North Carolina)

                                    Agreed Value of
  Partner and            Cash           Capital      Partnership      Percentage
    Address           Contribution   Contribution       Units         Interest
    -------           ------------   ------------       -----         --------
GENERAL PARTNER:

Winston Hotels, Inc.  $103,524,120   $7,595,734      16,194,480        90.15%
2209 Century Drive
Raleigh, NC 27612

Limited Partners:

Hotel I, Inc.             ____       $2,975,000         297,500         1.65%
2209 Century Drive
Raleigh, NC 27612

Charles M. Winston        ____       $1,056,430         105,643         0.59%
Winston Hotels, Inc.
2209 Century Drive
Raleigh, NC 27612

John B. Harris, Jr.       ____       $  308,130          30,813         0.17%
Winston Hotels, Inc.
2209 Century Drive
Raleigh, NC 27612

Cary Suites, Inc.         ____       $6,947,215         606,413         3.38%
2209 Century Drive
Raleigh, NC 27612

RWW, Inc.                 ____       $  788,365          69,960         0.39%
2209 Century Drive
Raleigh, NC 27612

WJS Associates-           ____       $1,230,000         109,516         0.61%
Perimeter II, Inc.
2209 Century Drive
Raleigh, NC 27612

Hotel II, Inc.            ____       $  590,042          45,651         0.25%
2209 Century Drive
Raleigh, NC
27612

Quantum Realty            ____       $5,633,280         440,100         2.45%
Partners II, L.P.
100 Crescent Court
Suite 1000
Dallas, Texas 75241

Hubbard Realty            ____       $  855,871          63,797         0.36%
of Winston-Salem, Inc.
85 South Stratford Rd.
Winston-Salem, NC  27103

                                                     ----------       -------
                                                     17,963,873        100.0%
